Exhibit 10.2 CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. PRODUCT AGREEMENT This Product Agreement (this “Product Agreement”) is issued under the Master Manufacturing Services Agreement dated July 28, 2017 and as amended by the First Amendment dated June 1, 2019 and the Second Amendment dated December 18, 2020 between Patheon UK Limited and Paratek Pharmaceuticals, Inc. (the “Master Agreement”), and is entered into as of the date last signed below (the “Effective Date”), between Patheon Pharmaceuticals Inc., a corporation existing under the laws of the State of Delaware, having a principal place of business at 2110 East Galbraith Road, Cincinnati, OH 45237-1625, USA, (“Patheon”) and Paratek Pharmaceuticals, Inc., a corporation existing under the laws of the State of Delaware, of 75 Park Plaza, Boston, MA 02116, USA (“Client” or “Paratek”). The terms and conditions of the Master Agreement are incorporated herein except to the extent this Product Agreement expressly references the specific provision in the Master Agreement to be modified by this Product Agreement. All capitalized terms that are used but not defined in this Product Agreement will have the respective meanings given to them in the Master Agreement. The Schedules to this Product Agreement are incorporated into and will be construed in accordance with the terms of this Product Agreement. 1. Product List and Specifications (See Schedule A attached hereto). 2. Long Term Forecast/ Annual Volume, Pricing [***] (See Schedule B attached hereto). 3. Active Materials, [***] (See Schedule C attached hereto). 4. [***] 5. Territory: [***] 6. Manufacturing Site: [***] 7. Inflation Index: the inflation index is the Producer Price Index for the Pharmaceutical Preparation Manufacturing PCU325412325412, Index Jun 1981=100, Monthly, Not Seasonally Adjusted (“PPI”) published by the United States Department of Labor, Bureau of Labor Statistics. 8. Currency: US Dollars ($) 9. Initial Set Exchange Rate: NA 10. Initial Product Term: per Section 8.1 of the Master Agreement, from the Effective Date until December 31, 2026 11. Key Performance Indicators: Patheon will manufacture and supply Products under this Product Agreement so as to meet the pre-defined performance-based targets and reporting requirements set out in Schedule E and otherwise as mutually agreed by the Parties (“Key Performance Indicators” or “KPIs”). Patheon will provide to Paratek a performance report, which will record Patheon’s performance against each of the KPIs Patheon is responsible for reporting pursuant to Schedule E. Performance reports will be reviewed at meetings of the Supply and Quality Committee. From time to time, and at least once per year, the Supply and Quality Committee will review the KPIs and the performance data collected and reported by Patheon. Upon written agreement of the Parties, the Parties may: a. add new KPIs to permit further measurement or monitoring of the accuracy, quality, cost effectiveness or productivity of Manufacturing Services; b. modify the KPIs to reflect changes in the architecture, standards, strategies, needs or objectives as defined by Paratek; or c. modify the KPIs to reflect agreed upon changes in the manner in which the manufacturing and supply activities are performed. 12. Notices: As stated in Section 13.10 of the Master Agreement 13. Other Modifications to the Master Agreement: [***] Section 2.1(c) of the Master Agreement: For the purposes of this Product Agreement, the Parties agree to substitute the wording in Section 2.1(c) of the Master Agreement by deleting the wording in its entirety and replacing with the following wording: “Components: Patheon will purchase all Components (except for Client-Supplied Components) and will test all Components (including Client-Supplied Components) at Patheon's expense and as required by the Specifications. The Parties will agree in writing on the Specifications for the Components. Incoming testing can be reduced by Patheon and recorded in the Components Specification according to Patheon’s assessment. Full testing of Components will be performed at least once a Year. The Parties acknowledge and agree that the Components (other than Client-Supplied Components) and any Bill Back Items are ancillary or incidental cost components to the Manufacturing Services provided by Patheon and are procured by Patheon only for the Manufacturing Services.” Safety Stock. For the purposes of this Product Agreement, the Parties may discuss in good faith whether to institute a policy for Patheon to keep a safety stock of certain critical Materials in order to facilitate timely Product supply in the quantities ordered by Paratek, such final decision to be made at Patheon’s sole discretion. IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Product Agreement as of the Effective Date set forth above. PATHEON PHARMACEUTICALS INC. By: /s/ Peter Ercoli Name: Peter Ercoli Title: Vice President / General Manager Date: 28 July 2022 5:53 PDT PARATEK PHARMACEUTICALS, INC. By: /s/ Randy Brenner Name: Randy Brenner Title: Chief Development and Regulatory Officer Date: 8/1/2022

SCHEDULE A PRODUCT LIST AND SPECIFICATIONS Product List Product Strength [***] Form Packaging Configuration Omadacycline [***] [***] [***] [***] Specifications Prior to the start of commercial manufacturing of Product under this Product Agreement, Client will give Patheon the originally executed copies of the Specifications as approved by the applicable Regulatory Authority, which shall be appropriately referred to in the Quality Agreement. If the Specifications received are subsequently amended, then Client will give Patheon the revised and originally executed copies of the revised Specifications. Upon acceptance of the revised Specifications, Patheon will give Client a signed and dated receipt indicating Patheon’s acceptance of the revised Specifications.

SCHEDULE B LONG TERM FORECAST / ANNUAL VOLUME, PRICING [***] Long Term Forecast / Annual Volume Client has provided a non-binding Long Term Forecast of Client’s volume requirements for the Product, as outlined in the tables below. Client will update the forecast in accordance with Section 5.1 of the Master Agreement. Base Volume: [***] Pricing Tables [***] Manufacturing Basis: [***] Packaging Configuration Basis (Assumptions): [***] Testing Assumptions: [***] Supply Chain Assumptions: [***] Costs Included in Price [***] Costs Not Included in Price [***]

SCHEDULE C ANNUAL STABILITY TESTING Prior to any stability testing being performed by Patheon on the Products, the Parties all amend this Product Agreement accordingly to include the applicable scope of work and the fees associated with such stability testing.

SCHEDULE D ACTIVE MATERIALS Active Materials Supplier Omadacycline Tosylate, PTK0796 (API) [***] [***]

Schedule E

Paratek-Patheon KPIs

Responsible Party	#	KPI	Definition	Time of measurement	Target	Comment
Patheon	1	[***]	[***]	[***]	[***]	[***]
Patheon	2	[***]	[***]	[***]	[***]	[***]
Paratek	3	[***]	[***]	[***]	[***]	
Patheon	4	[***]	[***]	[***]	[***]	
Quality Metrics						
Patheon	5	[***]	[***]	[***]	[***]	[***]
Patheon	6	[***]	[***]	[***]	[***]	
Patheon	7	[***]	[***]	[***]	[***]	
Patheon	8	[***]	[***]	[***]	[***]	[***]
Paratek	9	[***]	[***]	[***]	[***]	
Patheon	10	[***]	[***]	[***]	[***]	[***]